Exhibit 10.1

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 13 day of January, 2005, by and between/among "Borrower" (as defined below) and "Lender" (as defined below).

                                    RECITALS
                                    --------

A. As used herein, the term "Borrower" shall mean the following collectively: New York Health Care, Inc., a New York corporation ("New York Health Care"); and NYHC Newco Paxxon, Inc., a New York corporation.

B. As used herein, the term "Lender" shall mean GE HFS Holdings, Inc., a Delaware corporation, f/k/a Heller Healthcare Finance, Inc.

C. One or more of the entities designated above as "Borrower" are the existing borrowers under a certain Loan and Security Agreement dated as of November 28, 2000, by and between such existing borrowers and Lender (as the same may have been amended, restated or modified from time to time, including by that certain Amendment No. 1 to Loan and Security Agreement and Consent and Waiver, dated as of November 26, 2002, by and among Borrower and Lender, that certain Amendment No. 2 to Loan and Security Agreement and Consent and Waiver, dated as of March 29, 2004, by and among Borrower and Lender, and that certain Amendment No. 3 to Loan and Security Agreement, dated as of November 29, 2004, by and among Borrower and Lender, and as the same may be amended by this Amendment, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

D. Borrower and Lender desire hereby to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan
Agreement:

1.     Recitals.  The  foregoing  recitals, including all terms defined therein,
       --------
are  incorporated  herein  and  made  a  part  hereof.

2.     Definition  of  "Change in Control".  Section 1.10a of the Loan Agreement
       -----------------------------------
is hereby deleted in its entirety, and in its place there is hereby inserted the following:

          "SECTION  1.10A.  CHANGE  IN  CONTROL.  "Change  in Control" means (a)
                            --------------------
     individuals who, as of the Closing Date, constituted the board of directors of Borrower (together with any new directors whose election by that board of directors or whose nomination for election by the stockholders of Borrower was approved by two-thirds of the directors of Borrower then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved), cease for any reason to constitute a majority of the board of directors of Borrower then in office, (b) either of Jerry Braun or Jacob Rosenberg ceases to be Chief Executive Officer or Chief Financial Officer and Chief Operating Officer of the home healthcare business of Borrower, respectively, or (c) either of Jerry Braun or Jacob Rosenberg ceases on a day to day basis to function as an executive member of the management of the home healthcare business of Borrower, as determined by Lender in its sole discretion."

3.     Miscellaneous.
       --------------

     (a)     Further  Documentation.  In  the event any further documentation or
             ----------------------
information is deemed necessary or appropriate by Lender in the exercise of its rights under the Loan Documents or to correct patent mistakes in the Loan Documents, Borrower shall provide, or cause to be provided, to Lender such documentation or information. Borrower shall execute and deliver to Lender such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Loan Documents as is required by Lender; provided,


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however,  that Borrower shall not be required to do anything that has the effect of changing the essential economic terms of the loan set forth in the Loan Documents.

     (b)     References.  Upon  the  effectiveness  of  this  Amendment,  each
             ----------
reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

     (c)     Affirmation.  Except  as  specifically  amended  above,  the  Loan
             -----------
Agreement, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

     (d)     No  Waiver.  The  execution,  delivery  and  effectiveness  of this
             ----------
Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Loan Agreement or other Loan Documents or any of Lender's rights and remedies in respect of such defaults or Events of Default.

     (e)     No  Novation.  This  Amendment  (together  with  any other document
             ------------
executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

     (f)     Governing  Law.  This  Amendment shall be governed by and construed
             --------------
in accordance with the laws of the State of Maryland, without regard to any otherwise applicable conflicts of law principles.

     (g)     Headings.  Section  headings  in  this  Amendment  are included for
             --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (h)     Counterparts.  This  Amendment may be executed in counterparts, and
             ------------
both counterparts taken together shall be deemed to constitute one and the same instrument.


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IN  WITNESS  WHEREOF,  intending  to  be  legally bound, and intending that this instrument constitute an instrument executed under seal, the parties have caused this Amendment to be executed as of the date first written above.

                              LENDER:

                              GE  HFS  HOLDINGS,  INC.
                              f/k/a  HELLER  HEALTHCARE  FINANCE,  INC.
                              a  Delaware  corporation


                              By:  /s/  R.Hanes  Whiteley
                              ---------------------------
                              Name:  R.  Hanes  Whiteley
                              Title:  Duly  Authorized  Signature

                              BORROWER:

                              NEW  YORK  HEALTH  CARE,  INC.
                              a  New  York  corporation


                              By:  /s/  Jacob  Rosenberg
                              --------------------------
                              Name:  Jacob  Rosenberg
                              Title:     C.O.O.

                              NYHC  NEWCO  PAXXON,  INC.
                              a  New  York  corporation


                              By:  /s/  Jacob  Rosenberg
                              --------------------------
                              Name:  Jacob  Rosenberg
                              Title:  C.O.O.


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